DEAN WITTER WORLD WIDE INCOME TRUST  TWO WORLD TRADE CENTER, NEW YORK, NEW YORK
                                     10048
LETTER TO THE SHAREHOLDERS APRIL 30, 1997

DEAR SHAREHOLDER:

The global fixed-income markets had a mixed performance during the six-month period ended April 30, 1997, with European bond yields stable or slightly lower and U.S. interest rates edging higher. In the foreign exchange markets, the U.S. dollar appreciated substantially against the Japanese yen and key European currencies, most notably the Deutsche mark.

RISING INTEREST RATES IN THE UNITED STATES

In the United States, higher than expected economic growth gave rise to concerns of inflation pressure and possible interest-rate increases by the Federal Reserve Board. However, as economic statistics were released, it became clear that actual inflation had remained low and any monetary tightening by the Fed would be preemptive. In this context, rates on ten-year U.S. Treasury notes fluctuated sharply during this period, ultimately rising 0.37 percent.

MIXED PERFORMANCE ABROAD

In Europe, the major bond markets, such as Germany and France, fluctuated in a wide range in sympathy with those of the U.S. markets. However, as those countries continued to report declining inflation, sluggish economic growth and high unemployment, their interest rates declined. In the southern European countries of Italy, Spain and Portugal substantially higher volatility dominated trading in their foreign exchange and bond markets as a result of mounting doubts about the prospect for the European Monetary Union (EMU) starting on time in January 1999 and the chances of having Italy become a founding member. As these concerns increased, Italian bonds and Italy's currency were sold off in the international marketplace. In the dollar-bloc countries of Australia and New Zealand, the bond markets traded in line with those in the United States, with yields on three-year government securities ending the period slightly higher.

DEAN WITTER WORLD WIDE INCOME TRUST
LETTER TO THE SHAREHOLDERS APRIL 30, 1997, CONTINUED

A STRONG U.S. DOLLAR DOMINATES THE FOREIGN EXCHANGE MARKETS

In the foreign exchange markets, the U.S. dollar rose sharply against the Deutsche mark and the Japanese yen, exhibiting strength unseen since the early 1980s. The persistent weakness of the yen reflected not only expectations of higher U.S. interest rates but also severe weakness in Japan's economy and its low interest rates. In regard to the Deutsche mark, Germany's fiscal and monetary policy mix associated with qualifying for EMU kept interest rates low, acting as a big negative on its currency. This combined with higher U.S. interest rates drove the mark down to levels not seen since early 1994. Elsewhere, the U.S. dollar was mostly stable against the Australian dollar and the New Zealand dollar but fluctuated in a 2 percent range against the Canadian dollar.

PERFORMANCE AND PORTFOLIO STRATEGY

Under these volatile market conditions, for the six months ended April 30, 1997, Dean Witter World Wide Income Trust posted a total return of 1.32 percent. This figure compares to returns of -4.25 percent and .57 percent for the Lehman Brothers Mutual Fund Global Intermediate Bond Index and the Lipper Global Income Funds Index, respectively. During the period, the Fund paid income dividends totaling $0.651 per share, including an extra income dividend of $0.381 per share paid on December 31, 1996.

Throughout this six-month fiscal period, the Fund continued its strategy of investing in markets with compelling values. As the global bond markets exhibited increased volatility in early 1997, the Fund took several actions that sought to preserve shareholders' value and reduced the risk to the Fund. Accordingly, the Fund's average maturity was reduced from 3.7 years as of October 31, 1996, to about 2.0 years by the end of April. Its overweightings in the Southern European countries were also significantly reduced, from 63 percent at the end of last fiscal year to 18 percent by April 30, 1997. Throughout the period, the currency risks associated with the European bond investments were hedged back into the U.S. dollar, thereby effectively protecting the Fund from the decline in the values of those currencies. These actions helped the Fund avoid 1997's fluctuations in U.S. and European interest rates as well as the substantial currency volatility during the fiscal period.

LOOKING AHEAD

Going forward, we anticipate a continuation of the Fund's strategy of diversification in global markets with an emphasis on markets that exhibit improving inflation outlooks and fiscal discipline. In this regard, we believe there are outstanding values in sectors of the bond markets in the United States and Europe, given the central banks' credible anti-inflation monetary policies and prospects of fiscal

DEAN WITTER WORLD WIDE INCOME TRUST
LETTER TO THE SHAREHOLDERS APRIL 30, 1997, CONTINUED

restraint and improving inflation both here and abroad. We believe our investment strategy and positive outlook on global markets should allow the Fund to achieve its primary objective of high current income and secondary goal of capital appreciation.

We appreciate your ongoing support of Dean Witter World Wide Income Trust and look forward to continuing to serve your investment needs.

Very truly yours,

        [SIGNATURE]
CHARLES A. FIUMEFREDDO
CHAIRMAN OF THE BOARD

DEAN WITTER WORLD WIDE INCOME TRUST
PORTFOLIO OF INVESTMENTS APRIL 30, 1997 (UNAUDITED)

   PRINCIPAL
   AMOUNT IN                                                  COUPON     MATURITY
   THOUSANDS                                                   RATE        DATE          VALUE
---------------------------------------------------------------------------------------------------
                  GOVERNMENT & CORPORATE BONDS (77.2%)
                  AUSTRIA (0.6%)
                  GOVERNMENT OBLIGATION
     ITL   1,050M Republic of Austria+.....................     11.00 %   12/16/97  $       627,053
                                                                                    ---------------

                  CANADA (1.9%)
                  GOVERNMENT OBLIGATION
     Ca$   2,560  Canada Government Bond+..................      10.75    03/15/98        1,934,609
                                                                                    ---------------

                  FRANCE (1.2%)
                  FINANCIAL
     ITL   2,000M Credit Local De France+..................      11.30    11/25/97        1,193,099
                                                                                    ---------------

                  ITALY (2.7%)
                  BANKS
     ITL   1,735M European Investment Bank+................      11.45    10/14/97        1,032,376
                                                                                    ---------------
                  FINANCIAL
           2,940M SBC Finance Cayman Ltd+..................      11.375   09/30/97        1,745,088
                                                                                    ---------------

                  TOTAL ITALY.....................................................        2,777,464
                                                                                    ---------------

                  NETHERLANDS (0.2%)
                  BANKS
     ITL 340,000  Rabobank Nederland+......................      11.00    02/01/98          204,060
                                                                                    ---------------

                  NEW ZEALAND (8.2%)
                  GOVERNMENT OBLIGATION
     NZ$  11,860  New Zealand Treasury Bond+...............      10.00    07/15/97        8,263,149
                                                                                    ---------------

                  PORTUGAL (7.0%)
                  BANKS
     PTE 583,000  European Investment Bank+................      10.80    09/27/00        3,820,060
                                                                                    ---------------
                  GOVERNMENT OBLIGATION
         542,000  Portuguese Government Bond+..............      11.625   02/23/98        3,259,181
                                                                                    ---------------

                  TOTAL PORTUGAL..................................................        7,079,241
                                                                                    ---------------

                  SPAIN (6.3%)
                  GOVERNMENT OBLIGATIONS
     ESP 108,900  Spain Treasury Bond+.....................       7.30    07/30/97          749,150
         764,800  Spain Treasury Bond+.....................      11.45    08/30/98        5,628,750
                                                                                    ---------------

                  TOTAL SPAIN.....................................................        6,377,900
                                                                                    ---------------

                  UNITED STATES (49.1%)
                  U. S. GOVERNMENT & AGENCY OBLIGATIONS
$         10,100  Federal National Mortgage Assoc..........       7.00    04/01/12       10,005,312
           2,017  Government National Mortgage Assoc.......       7.50    02/15/27        1,999,933
           8,073  Government National Mortgage Assoc.......       7.50    03/15/27        8,005,152

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER WORLD WIDE INCOME TRUST
PORTFOLIO OF INVESTMENTS APRIL 30, 1997 (UNAUDITED) CONTINUED

   PRINCIPAL
   AMOUNT IN                                                  COUPON     MATURITY
   THOUSANDS                                                   RATE        DATE          VALUE
---------------------------------------------------------------------------------------------------
     $    24,110  U.S. Treasury Bond+......................      13.125%   05/15/01 $    29,694,358
                                                                                    ---------------

                  TOTAL UNITED STATES.............................................       49,704,755
                                                                                    ---------------

                  TOTAL GOVERNMENT & CORPORATE BONDS
                  (IDENTIFIED COST $82,005,808)...................................       78,161,330
                                                                                    ---------------

                  SHORT-TERM INVESTMENTS (11.3%)
                  TIME DEPOSIT (a) (2.6%)
                  AUSTRALIA
                  BANKS - COMMERCIAL
     Au$   3,359  Bankers Trust
                    (Identified Cost $2,635,011)...........       5.75    05/06/97        2,623,000
                                                                                    ---------------

                  U.S. GOVERNMENT AGENCY (b) (8.7%)
     $     8,850  Student Loan Marketing Association
                    (Amortized Cost $8,850,000)............       5.28    05/01/97        8,850,000
                                                                                    ---------------

                  TOTAL SHORT-TERM INVESTMENTS
                  (IDENTIFIED COST $11,485,011)...................................       11,473,000
                                                                                    ---------------

                  TOTAL INVESTMENTS
                  (IDENTIFIED COST $93,490,819) (C)......................   88.5 %       89,634,330

                  CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES.........   11.5         11,649,539
                                                                           ------   ---------------

                  NET ASSETS.............................................  100.0 %  $   101,283,869
                                                                           ------   ---------------
                                                                           ------   ---------------

---------------------
 M   In millions.
 + Some or all of these securities are segregated in connection with open forward foreign currency contracts.
(a)  Subject to withdrawal restrictions until maturity.
(b) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $3,156 and the aggregate gross unrealized depreciation is $3,859,645, resulting in net unrealized depreciation of $3,856,489.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT APRIL 30, 1997:

                                                       UNREALIZED
     CONTRACTS           IN EXCHANGE      DELIVERY    APPRECIATION
    TO DELIVER               FOR            DATE     (DEPRECIATION)
-------------------------------------------------------------------
  Ca$     6,993,713          $ 5,008,890  05/01/97   $      4,444
  PTE 1,257,000,000          $ 7,276,832  01/29/98         (4,022)
  ESP   930,000,000          $ 6,434,650  04/29/98         17,758
                                                          -------
      Net unrealized appreciation..................  $     18,180
                                                          -------
                                                          -------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER WORLD WIDE INCOME TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1997 (UNAUDITED)

ASSETS:
Investments in securities, at value
  (identified cost $93,490,819).............................  $ 89,634,330
Unrealized appreciation on open forward foreign currency
  contracts.................................................        22,202
Cash (including $6,187 in foreign currency).................        74,902
Receivable for:
    Investments sold........................................     5,004,446
    Compensated forward foreign currency contracts..........     4,595,501
    Interest................................................     2,838,290
    Shares of beneficial interest sold......................       108,504
    Foreign withholding taxes reclaimed.....................        31,823
Prepaid expenses and other assets...........................        55,176
                                                              ------------

     TOTAL ASSETS...........................................   102,365,174
                                                              ------------

LIABILITIES:
Unrealized depreciation on open forward foreign currency
  contracts.................................................         4,022
Payable for:
    Compensated forward foreign currency contracts..........       648,869
    Shares of beneficial interest repurchased...............       165,627
    Plan of distribution fee................................        72,044
    Investment management fee...............................        63,568
Accrued expenses and other payables.........................       127,175
                                                              ------------

     TOTAL LIABILITIES......................................     1,081,305
                                                              ------------

NET ASSETS:
Paid-in-capital.............................................   108,761,305
Net unrealized depreciation.................................    (3,865,761)
Dividends in excess of net investment income................    (1,234,004)
Accumulated net realized loss...............................    (2,377,671)
                                                              ------------

     NET ASSETS.............................................  $101,283,869
                                                              ------------
                                                              ------------
NET ASSET VALUE PER SHARE,
  11,492,033 SHARES OUTSTANDING (UNLIMITED SHARES AUTHORIZED
  OF $.01 PAR VALUE) .......................................  $       8.81
                                                              ------------
                                                              ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER WORLD WIDE INCOME TRUST
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)

NET INVESTMENT INCOME:

INTEREST INCOME (net of $51,246 foreign withholding tax)....  $ 4,359,841
                                                              -----------

EXPENSES
Plan of distribution fee....................................      459,397
Investment management fee...................................      405,350
Transfer agent fees and expenses............................       71,169
Custodian fees..............................................       57,977
Professional fees...........................................       45,764
Shareholder reports and notices.............................       29,211
Registration fees...........................................       10,725
Trustees' fees and expenses.................................        7,350
Other.......................................................        3,664
                                                              -----------

     TOTAL EXPENSES.........................................    1,090,607
                                                              -----------

     NET INVESTMENT INCOME..................................    3,269,234
                                                              -----------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
    Investments.............................................   (3,334,239)
    Futures contracts.......................................      186,635
    Foreign exchange transactions...........................    5,805,427
                                                              -----------

     NET GAIN...............................................    2,657,823
                                                              -----------
Net change in unrealized appreciation/depreciation on:
    Investments.............................................   (3,917,747)
    Translation of forward foreign currency contracts, other
      assets and liabilities denominated in foreign
      currencies............................................     (308,889)
                                                              -----------

     NET DEPRECIATION.......................................   (4,226,636)
                                                              -----------

     NET LOSS...............................................   (1,568,813)
                                                              -----------

NET INCREASE................................................  $ 1,700,421
                                                              -----------
                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER WORLD WIDE INCOME TRUST
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                               FOR THE SIX
                                                               MONTHS ENDED      FOR THE YEAR
                                                              APRIL 30, 1997        ENDED
                                                               (UNAUDITED)     OCTOBER 31, 1996
-----------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income.......................................   $   3,269,234     $  7,960,163
Net realized gain...........................................       2,657,823        6,519,431
Net change in unrealized appreciation/depreciation..........      (4,226,636)         169,336
                                                              --------------   ----------------

     NET INCREASE...........................................       1,700,421       14,648,930

Dividends from net investment income........................      (7,705,264)     (11,619,991)
Net decrease from transactions in shares of beneficial
  interest..................................................      (6,732,806)     (27,172,888)
                                                              --------------   ----------------

     NET DECREASE...........................................     (12,737,649)     (24,143,949)

NET ASSETS:
Beginning of period.........................................     114,021,518      138,165,467
                                                              --------------   ----------------

     END OF PERIOD
    (INCLUDING DIVIDENDS IN EXCESS OF NET INVESTMENT INCOME
    OF $1,234,004 AND UNDISTRIBUTED NET INVESTMENT INCOME OF
    $3,202,026, RESPECTIVELY)...............................   $ 101,283,869     $114,021,518
                                                              --------------   ----------------
                                                              --------------   ----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER WORLD WIDE INCOME TRUST
NOTES TO FINANCIAL STATEMENTS APRIL 30, 1997 (UNAUDITED)

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter World Wide Income Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's primary investment objective is to provide a high level of current income and, as a secondary objective, seeks appreciation in the value of its assets. The Fund was organized as a Massachusetts business trust on October 14, 1988 and commenced operations on March 30, 1989.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from these estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) all portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) futures contracts are valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determine that such price does not reflect their market value, in which case it will be valued at fair value as determined by the Trustees; (3) when market quotations are not readily available, including circumstances under which it is determined by Dean Witter InterCapital Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

DEAN WITTER WORLD WIDE INCOME TRUST
NOTES TO FINANCIAL STATEMENTS APRIL 30, 1997 (UNAUDITED) CONTINUED

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. FUTURE CONTRACTS -- A futures contract is an agreement between two parties to buy and sell financial instruments at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash or U.S. Government securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract which is known as variation margin. Such receipts or payments are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

D. FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

E. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

DEAN WITTER WORLD WIDE INCOME TRUST
NOTES TO FINANCIAL STATEMENTS APRIL 30, 1997 (UNAUDITED) CONTINUED

F. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with the Investment Manager the Fund pays a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.75% to the portion of daily net assets not exceeding $250 million; 0.60% to the portion of daily net assets exceeding $250 million but not exceeding $500 million; 0.50% to the portion of daily net assets exceeding $500 million but not exceeding $750 million; 0.40% to the portion of daily net assets exceeding $750 million but not exceeding $1 billion; and 0.30% to the portion of daily net assets exceeding $1 billion.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

DEAN WITTER WORLD WIDE INCOME TRUST
NOTES TO FINANCIAL STATEMENTS APRIL 30, 1997 (UNAUDITED) CONTINUED

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation, accrued daily and payable monthly, at an annual rate of 0.85% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the Fund's inception (not including reinvestment of dividend or capital gains distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, account executives of Dean Witter Reynolds Inc., an affiliate of the Investment Manager and Distributor, and others, who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan to compensate DWR and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed distribution expenses.

Provided that the Plan continues in effect, any cumulative expenses incurred but not yet recovered may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.

Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $8,311,248 at April 30, 1997.

The Distributor has informed the Fund that for the six months ended April 30, 1997, it received approximately $33,000 in contingent deferred sales charges from certain redemptions of the Fund's shares. The Fund's shareholders pay such charges which are not an expense of the Fund.

DEAN WITTER WORLD WIDE INCOME TRUST
NOTES TO FINANCIAL STATEMENTS APRIL 30, 1997 (UNAUDITED) CONTINUED

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended April 30, 1997 aggregated $91,473,208 and $101,796,587, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $38,000,133 and $11,470,670, respectively.

Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At April 30, 1997, the Fund had transfer agent fees and expenses payable of approximately $16,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended April 30, 1997 included in Trustees' fees and expenses in the Statement of Operations amounted to $838. At April 30, 1997, the Fund had an accrued pension liability of $48,634 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                           FOR THE SIX                   FOR THE YEAR
                                                                           MONTHS ENDED                     ENDED
                                                                          APRIL 30, 1997               OCTOBER 31, 1996
                                                                   ----------------------------   --------------------------
                                                                           (UNAUDITED)
                                                                     SHARES          AMOUNT         SHARES         AMOUNT
                                                                   -----------   --------------   -----------   ------------
Sold.............................................................    1,578,982   $   14,397,892     2,050,224   $ 18,600,786
Reinvestment of dividends........................................      489,820        4,452,449       718,178      6,456,463
                                                                   -----------   --------------   -----------   ------------
                                                                     2,068,802       18,850,341     2,768,402     25,057,249
Repurchased......................................................   (2,798,274)     (25,583,147)   (5,765,210)   (52,230,137)
                                                                   -----------   --------------   -----------   ------------
Net decrease.....................................................     (729,472)  $   (6,732,806)   (2,996,808)  $(27,172,888)
                                                                   -----------   --------------   -----------   ------------
                                                                   -----------   --------------   -----------   ------------

6. FEDERAL INCOME TAX STATUS

At October 31, 1996, the Fund had a net capital loss carryover of approximately $6,200,000 which will be available through October 31, 2002 to offset future capital gains to the extent provided by regulations.

DEAN WITTER WORLD WIDE INCOME TRUST
NOTES TO FINANCIAL STATEMENTS APRIL 30, 1997 (UNAUDITED) CONTINUED

As of October 31, 1996, the Fund had temporary book/tax differences primarily attributable to the mark-to-market of open forward foreign currency exchange contracts and compensated forward foreign currency exchange contracts.

7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage its foreign currency exposure or to sell, for a fixed amount of U.S. dollars or other currency, the amount of foreign currency approximating the value of some or all of its holdings denominated in such foreign currency or an amount of foreign currency other than the currency in which the securities to be hedged are denominated approximating the value of some or all of its holdings to be hedged. Additionally, when the Investment Manager anticipates purchasing securities at some time in the future, the Fund may enter into a forward contract to purchase an amount of currency equal to some or all the value of the anticipated purchase for a fixed amount of U.S. dollars or other currency.

To hedge against adverse interest rate, foreign currency and market risks, the Fund may enter into written options on interest rate futures and interest rate futures contracts ("derivative instruments").

These derivative instruments involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At April 30, 1997, there were no outstanding forward contracts other than those used to facilitate settlement of foreign currency denominated portfolio transactions and to manage foreign currency exposure.

DEAN WITTER WORLD WIDE INCOME TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                      FOR THE
                                        SIX
                                      MONTHS
                                       ENDED
                                     APRIL 30,                 FOR THE YEAR ENDED OCTOBER 31
                                       1997      ---------------------------------------------------------
                                     (UNAUDITED)   1996        1995        1994        1993        1992
----------------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of
 period............................  $   9.33    $   9.08    $   8.55    $   9.39    $   9.11    $   9.11
                                     ---------   ---------   ---------   ---------   ---------   ---------

Net investment income..............      0.28        0.60        0.55        0.55        0.59        0.62
Net realized and unrealized gain
 (loss)............................     (0.15)       0.48        0.48       (0.92)       0.27        0.01
                                     ---------   ---------   ---------   ---------   ---------   ---------

Total from investment operations...      0.13        1.08        1.03       (0.37)       0.86        0.63
                                     ---------   ---------   ---------   ---------   ---------   ---------

Less dividends and distributions
 from:
   Net investment income...........     (0.65)      (0.83)      (0.50)      (0.22)      (0.58)      (0.63)
   Paid-in-capital.................     --          --          --          (0.25)      --          --
                                     ---------   ---------   ---------   ---------   ---------   ---------

Total dividends and
 distributions.....................     (0.65)      (0.83)      (0.50)      (0.47)      (0.58)      (0.63)
                                     ---------   ---------   ---------   ---------   ---------   ---------

Net asset value, end of period.....  $   8.81    $   9.33    $   9.08    $   8.55    $   9.39    $   9.11
                                     ---------   ---------   ---------   ---------   ---------   ---------
                                     ---------   ---------   ---------   ---------   ---------   ---------

TOTAL INVESTMENT RETURN+...........      1.32%(1)    12.60%     12.45%      (3.99)%      9.72%       7.13%

RATIOS TO AVERAGE NET ASSETS:
Expenses...........................      2.02%(2)     1.96%      1.93%       1.91%       1.87%       1.87%

Net investment income..............      6.05%(2)     6.39%      6.21%       5.87%       6.39%       6.78%

SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands.........................  $101,284     $114,022    $138,165    $179,563    $275,319    $324,185

Portfolio turnover rate............       110%(1)      263%       254%        229%        229%        214%

---------------------
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
    DEAN WITTER
    WORLD WIDE
    INCOME TRUST

                                      [GRAPHIC]

    SEMIANNUAL REPORT
    APRIL 30, 1997


TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer
Barry Fink
Vice President, Secretary and General Counsel
Vinh Q. Tran
Vice President
Peter J. Seeley
Vice President
Thomas F. Caloia
Treasurer

TRANSFER AGENT

Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048




The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.